HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3574 - PremierSolutions Standard

333-72042          HV-3573 - PremierSolutions Chicago Public Schools

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Supplement dated February 22, 2013 to your Prospectus

FUND NAME CHANGE

Effective January 28, 2013, the following name change was made to your Prospectus:

Old Name	New Name
Allianz NFJ International Value Fund - Class A	AllianzGI NFJ International Value Fund – Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.